SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

     FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2006

Reckson Associates Realty Corp.
and
Reckson Operating Partnership, L.P.
(Exact Name of Registrant as Specified in its Charter)

Reckson Associates Realty Corp. –		Reckson Associates Realty Corp. –
Maryland		11-3233650
Reckson Operating Partnership, L.P. –		Reckson Operating Partnership, L.P. –
Delaware	1-13762	11-3233647
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

625 Reckson Plaza
Uniondale, New York 11556
(Address of principal executive offices)

516-506-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     On December 15, 2006, Reckson Associate Realty Corp. issued a press release entitled “Reckson Announces Dividends”. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 15, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

RECKSON ASSOCIATES REALTY CORP.
By: /s/ Michael Maturo
___________________________________
Name: Michael Maturo
Title: President, Chief Financial Officer and Treasurer
RECKSON OPERATING PARTNERSHIP, L.P.
By: Reckson Associates Realty Corp., its General Partner
By: /s/ Michael Maturo
___________________________________
Name: Michael Maturo
Title: President, Chief Financial Officer and Treasurer

Date: December 19, 2006

EXHIBIT INDEX

Exhibit	Description
Number

99.1	Press Release, dated December 15, 2006